UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2026

TRANSGLOBAL MANAGEMENT GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Florida	000-54163	26-2091212
(State of Other Jurisdiction	(Commission File	(IRS Employer
Of Incorporation)	Number)	Identification No.)

7901 4th Street North,, Suite 4887 St. Petersburg, Florida	33702
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 351-3021

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains forward-looking statements, including statements about the expected Closing of the transactions described below and the resulting change in control. Closing is subject to conditions, including completion of the Unwind Closing, the filing of a Certificate of Designation and the Closing payments, and may not occur on the expected terms or at all. The Company undertakes no obligation to update these statements except as required by law.

Item 1.01 Entry into a Material Definitive Agreement.

On October 2, 2026, Transglobal Management Group, Inc. (the “Company”) entered into a Control Share Purchase Agreement (the “Purchase Agreement”) with Marc Angell and Jacquie Angell (collectively, the “Sellers”) and Third Life World, LLC, a Nevada limited liability company (“Buyer”). Jorge Guinovart is the managing member of Buyer.

Pursuant to the Purchase Agreement, Buyer acquired from Marc Angell all 200 outstanding shares of the Company’s Series A Preferred Stock (the “Series A Shares”) for an aggregate purchase price of $140,000. The Series A Shares represent 80% of the aggregate voting power of the Company. As a result of the transaction, Buyer acquired voting control of the Company.

In connection with the transaction, the Company issued an aggregate of eight shares of Series B Preferred Stock (the “Series B Shares”) to the Sellers. The rights, preferences and limitations of the Series B Shares are set forth in the Articles of Amendment previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 6, 2026, which disclosure and exhibit are incorporated herein by reference.

The Purchase Agreement also provides for (i) the retention of Marc Angell as an independent consultant for an initial three-month term at $5,000 per month, (ii) a one-time consulting bonus of $115,000 payable to Mr. Angell, and (iii) certain obligations relating to the Company’s ongoing public-company expenses and the contribution of certain technology assets by Buyer.

The Purchase Agreement contains customary representations, warranties, covenants, indemnification provisions and remedies, including certain remedies relating to impairment of the Series B Shares or the promissory note payable to Jacquie Angell.

The foregoing description of the Purchase Agreement is a summary and is qualified in its entirety by reference to the Purchase Agreement filed as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

In connection with the transactions described in Item 1.01, the Company issued eight shares of Series B Preferred Stock to the Sellers as consideration in connection with the transaction. The Series B Shares are convertible in the aggregate into Common Stock equal to 4% of the Company’s outstanding Common Stock immediately following conversion.

The Series B Shares were issued in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, as a transaction not involving a public offering. No underwriting discounts or commissions were paid in connection with the issuance.

The information contained in Item 1.01 is incorporated herein by reference.

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Item 3.03 Material Modification to Rights of Security Holders.

As previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 6, 2026, the Company filed Articles of Amendment to its Articles of Incorporation increasing its authorized Common Stock and designating eight shares of Series B Preferred Stock.

The disclosure contained in such Current Report, including the Articles of Amendment filed as an exhibit thereto, is incorporated herein by reference.

Item 5.01 Changes in Control of Registrant.

Pursuant to the Purchase Agreement described in Item 1.01, Buyer acquired from Marc Angell all 200 outstanding Series A Shares for an aggregate purchase price of $140,000. The Series A Shares represent 80% of the aggregate voting power of the Company. Accordingly, the transaction resulted in a change in control of the Company. Buyer is controlled by its managing member, Jorge Guinovart.

The information contained in Item 1.01 is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information in Item 1.01 under “Consulting arrangement and Consulting Bonus” and “Management transition” is incorporated herein by reference. Mr. Angell, the Company’s Chief Executive Officer and President, will be entitled under the Purchase Agreement to (i) consulting fees of $5,000 per month for an initial three-month term beginning at Closing, with any unpaid balance of the $15,000 initial-term compensation accelerated upon termination without cause, and (ii) a one-time Consulting Bonus of $115,000, fully vested on the Execution Date and payable within 90 days thereafter. The Company will also reimburse reasonable, preapproved expenses. Mr. Angell will resign from his officer positions immediately after completion of the applicable Closing deliveries to him, including the valid issuance and transfer-agent recording of any Series B Shares allocated to him, and a further Current Report will be filed upon Closing.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 6, 2026, the Company filed Articles of Amendment to its Articles of Incorporation increasing the number of authorized shares of Common Stock and designating eight shares of Series B Preferred Stock.

The disclosure contained in such Current Report, including the Articles of Amendment filed as an exhibit thereto, is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Control Share Purchase Agreement among Marc Angell, Jacquie Angell, Third Life World, LLC and Transglobal Management Group, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSGLOBAL MANAGEMENT GROUP, INC.

Date: October 8, 2026	By:	/s/ Marc Angell
Marc Angell
Chief Executive Officer

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